Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement
Fourth Quarter 2023

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	Change in Market Risk Benefits and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Net income (loss) available to shareholders	$(942)	$453	$(200)	$(525)	$110
Adjusted earnings (2)	$177	$326	$271	$195	$545
Adjusted earnings, less notable items (2)	$189	$275	$271	$195	$282
Total corporate expenses (3)	$244	$210	$221	$210	$243
Combined total adjusted capital (4)	$6,300	$7,251	$7,616	$8,153	$8,052
Combined risk-based capital ratio (4), (5)	~ 420%	400%-420%	430%-450%	460%-480%	441%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$4,943	$4,069	$4,907	$5,754	$5,533
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$3,244	$2,370	$3,208	$4,055	$3,834
Less: AOCI	(5,246)	(7,116)	(5,881)	(5,288)	(6,106)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,490	$9,486	$9,089	$9,343	$9,940

Return on Common Equity (1), (6)
Return on common equity	(36.3)%	(4.9)%	(5.8)%	38.8%	77.3%
Return on common equity, excluding AOCI	(13.1)%	(1.7)%	(2.4)%	18.0%	42.7%
Adjusted return on common equity, excluding AOCI	10.5%	14.0%	11.7%	10.6%	13.4%

Earnings Per Common Share, Diluted (1), (7)
Net income (loss) available to shareholders per common share	$(14.70)	$6.89	$(3.01)	$(7.72)	$1.59
Adjusted earnings per common share	$2.73	$4.97	$4.04	$2.86	$7.81
Adjusted earnings, less notable items per common share	$2.92	$4.18	$4.04	$2.86	$4.04
Weighted average common shares outstanding	64,820,914	65,744,351	66,967,185	68,158,780	69,765,118

Book Value Per Common Share
Book value per common share (1)	$51.08	$36.63	$48.64	$60.16	$56.15
Book value per common share, excluding AOCI (1)	$133.69	$146.61	$137.80	$138.62	$145.58
Ending common shares outstanding	63,503,355	64,703,557	65,956,660	67,401,618	68,278,068

(1) Certain definitions have been updated due to the adoption of LDTI. See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) Reflects preliminary statutory results as of or for the three months ended December 31, 2023. See additional information on page 22.
(5) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(6) Simplified averaging was applied to all periods presented for 2022.
(7) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Revenues	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Premiums	$226	$194	$211	$197	$167	$828	$662
Universal life and investment-type product policy fees	546	542	601	606	549	2,295	2,435
Net investment income	1,207	1,202	1,196	1,059	1,049	4,664	4,138
Other revenues	135	125	130	93	100	483	478
Revenues before NIGL and NDGL	2,114	2,063	2,138	1,955	1,865	8,270	7,713
Net investment gains (losses)	(33)	(53)	(64)	(96)	(69)	(246)	(248)
Net derivative gains (losses)	(681)	(840)	(1,811)	(575)	(1,923)	(3,907)	(592)
Total revenues	$1,400	$1,170	$263	$1,284	$(127)	$4,117	$6,873

Expenses
Policyholder benefits and claims	$710	$590	$689	$687	$267	$2,676	$2,193
Interest credited to policyholder account balances	525	426	452	422	401	1,825	1,338
Amortization of DAC and VOBA	152	155	157	156	155	620	629
Change in market risk benefits	663	(1,064)	(1,300)	194	(1,479)	(1,507)	(4,104)
Interest expense on debt	39	38	38	38	39	153	153
Other expenses	485	435	464	440	450	1,824	1,932
Total expenses	2,574	580	500	1,937	(167)	5,591	2,141
Income (loss) before provision for income tax	(1,174)	590	(237)	(653)	40	(1,474)	4,732
Provision for income tax expense (benefit)	(258)	109	(62)	(156)	(97)	(367)	848
Net income (loss)	(916)	481	(175)	(497)	137	(1,107)	3,884
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	2	1	5	5
Net income (loss) attributable to Brighthouse Financial, Inc.	(917)	479	(175)	(499)	136	(1,112)	3,879
Less: Preferred stock dividends	25	26	25	26	26	102	104
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$(942)	$453	$(200)	$(525)	$110	$(1,214)	$3,775

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Investments:
Fixed maturity securities available-for-sale	$80,991	$75,433	$77,577	$77,685	$75,577
Equity securities	102	90	91	91	89
Mortgage loans	22,508	22,682	22,614	22,823	22,936
Policy loans	1,331	1,311	1,288	1,273	1,282
Limited partnerships and limited liability companies	4,946	4,931	4,914	4,803	4,775
Short-term investments	1,169	1,003	1,125	1,386	1,081
Other invested assets	4,409	3,210	3,677	3,229	2,852
Total investments	115,456	108,660	111,286	111,290	108,592
Cash and cash equivalents	3,851	3,839	3,737	3,685	4,115
Accrued investment income	1,183	1,143	1,027	985	885
Reinsurance recoverables	19,213	18,597	18,650	18,451	18,019
Premiums and other receivables	548	469	573	516	529
DAC and VOBA	4,872	4,919	4,968	5,027	5,084
Current income tax recoverable	27	31	31	30	38
Deferred income tax asset	1,893	2,121	1,897	1,673	1,736
Market risk benefit assets	656	694	602	510	483
Other assets	370	368	382	395	401
Separate account assets	88,271	82,675	88,392	87,440	84,965
Total assets	$236,340	$223,516	$231,545	$230,002	$224,847
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$32,569	$30,404	$31,899	$32,286	$31,497
Policyholder account balances	81,068	78,371	78,643	76,120	73,527
Market risk benefit liabilities	10,323	8,830	9,783	10,729	10,389
Other policy-related balances	3,836	3,806	3,784	3,816	4,098
Payables for collateral under securities loaned and other transactions	3,670	3,941	4,133	4,401	4,560
Long-term debt	3,156	3,157	3,156	3,157	3,156
Other liabilities	8,439	8,198	6,783	6,234	7,057
Separate account liabilities	88,271	82,675	88,392	87,440	84,965
Total liabilities	231,332	219,382	226,573	224,183	219,249
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	14,004	14,022	14,039	14,054	14,075
Retained earnings (deficit)	(1,507)	(590)	(1,069)	(894)	(395)
Treasury stock	(2,309)	(2,248)	(2,183)	(2,119)	(2,042)
Accumulated other comprehensive income (loss)	(5,246)	(7,116)	(5,881)	(5,288)	(6,106)
Total Brighthouse Financial, Inc.’s stockholders’ equity	4,943	4,069	4,907	5,754	5,533
Noncontrolling interests	65	65	65	65	65
Total equity	5,008	4,134	4,972	5,819	5,598
Total liabilities and equity	$236,340	$223,516	$231,545	$230,002	$224,847

Earnings and
Select Metrics from
Segments and
Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended December 31, 2023
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$93	$129	$4	$—	$226
Universal life and investment-type product policy fees	355	73	118	—	546
Net investment income	689	103	271	163	1,226
Other revenues	111	9	9	6	135
Total adjusted revenues	$1,248	$314	$402	$169	$2,133

Adjusted expenses
Policyholder benefits and claims	$161	$197	$352	$—	$710
Interest credited to policyholder account balances	301	28	71	104	504
Amortization of DAC and VOBA	128	24	—	—	152
Interest expense on debt	—	—	—	39	39
Other operating costs	358	59	44	24	485
Total adjusted expenses	948	308	467	167	1,890
Adjusted earnings before provision for income tax	300	6	(65)	2	243
Provision for income tax expense (benefit)	55	2	(15)	(2)	40
Adjusted earnings after provision for income tax	245	4	(50)	4	203
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Less: Preferred stock dividends	—	—	—	25	25
Adjusted earnings	$245	$4	$(50)	$(22)	$177

	For the Three Months Ended December 31, 2022
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$39	$128	$—	$—	$167
Universal life and investment-type product policy fees	367	66	116	—	549
Net investment income	613	90	247	132	1,082
Other revenues	85	7	8	—	100
Total adjusted revenues	$1,104	$291	$371	$132	$1,898

Adjusted expenses
Policyholder benefits and claims	$144	$168	$(44)	$(1)	$267
Interest credited to policyholder account balances	232	22	72	72	398
Amortization of DAC and VOBA	129	26	—	—	155
Interest expense on debt	—	—	—	39	39
Other operating costs	360	56	45	(11)	450
Total adjusted expenses	865	272	73	99	1,309
Adjusted earnings before provision for income tax	239	19	298	33	589
Provision for income tax expense (benefit)	45	2	62	(92)	17
Adjusted earnings after provision for income tax	194	17	236	125	572
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Less: Preferred stock dividends	—	—	—	26	26
Adjusted earnings	$194	$17	$236	$98	$545

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Year Ended December 31, 2023
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$311	$510	$7	$—	$828
Universal life and investment-type product policy fees	1,564	265	466	—	2,295
Net investment income	2,568	437	1,141	623	4,769
Other revenues	435	17	29	2	483
Total adjusted revenues	$4,878	$1,229	$1,643	$625	$8,375

Adjusted expenses
Policyholder benefits and claims	$480	$894	$1,302	$—	$2,676
Interest credited to policyholder account balances	1,054	97	274	388	1,813
Amortization of DAC and VOBA	516	104	—	—	620
Interest expense on debt	—	—	—	153	153
Other operating costs	1,391	203	167	63	1,824
Total adjusted expenses	3,441	1,298	1,743	604	7,086
Adjusted earnings before provision for income tax	1,437	(69)	(100)	21	1,289
Provision for income tax expense (benefit)	268	(16)	(23)	(16)	213
Adjusted earnings after provision for income tax	1,169	(53)	(77)	37	1,076
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	5	5
Less: Preferred stock dividends	—	—	—	102	102
Adjusted earnings	$1,169	$(53)	$(77)	$(70)	$969

	For the Year Ended December 31, 2022
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$123	$537	$2	$—	$662
Universal life and investment-type product policy fees	1,708	219	508	—	2,435
Net investment income	2,261	442	1,166	340	4,209
Other revenues	434	15	29	—	478
Total adjusted revenues	$4,526	$1,213	$1,705	$340	$7,784

Adjusted expenses
Policyholder benefits and claims	$380	$800	$1,013	$—	$2,193
Interest credited to policyholder account balances	897	75	290	163	1,425
Amortization of DAC and VOBA	515	114	—	—	629
Interest expense on debt	—	—	—	153	153
Other operating costs	1,417	130	293	92	1,932
Total adjusted expenses	3,209	1,119	1,596	408	6,332
Adjusted earnings before provision for income tax	1,317	94	109	(68)	1,452
Provision for income tax expense (benefit)	247	16	22	(126)	159
Adjusted earnings after provision for income tax	1,070	78	87	58	1,293
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	5	5
Less: Preferred stock dividends	—	—	—	104	104
Adjusted earnings	$1,070	$78	$87	$(51)	$1,184

Financial Supplement	7
Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Premiums	$93	$68	$84	$66	$39	$311	$123
Universal life and investment-type product policy fees	355	380	414	415	367	1,564	1,708
Net investment income	689	652	633	594	613	2,568	2,261
Other revenues	111	114	115	95	85	435	434
Total adjusted revenues	$1,248	$1,214	$1,246	$1,170	$1,104	$4,878	$4,526

Adjusted expenses
Policyholder benefits and claims	$161	$105	$141	$73	$144	$480	$380
Interest credited to policyholder account balances	301	246	266	241	232	1,054	897
Amortization of DAC and VOBA	128	129	130	129	129	516	515
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	358	341	352	340	360	1,391	1,417
Total adjusted expenses	948	821	889	783	865	3,441	3,209
Adjusted earnings before provision for income tax	300	393	357	387	239	1,437	1,317
Provision for income tax expense (benefit)	55	74	66	73	45	268	247
Adjusted earnings	$245	$319	$291	$314	$194	$1,169	$1,070

Financial Supplement	8
Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Account value, beginning of period	$112,761	$117,975	$115,090	$110,851	$105,392
Premiums and deposits (2)	2,003	2,077	1,824	1,798	1,595
Withdrawals, surrenders and contract benefits	(3,456)	(3,129)	(2,894)	(2,878)	(2,717)
Net flows (3)	(1,453)	(1,052)	(1,070)	(1,080)	(1,122)
Investment performance (4)	9,945	(3,604)	4,527	5,838	7,121
Policy charges and other	(533)	(558)	(572)	(519)	(540)
Account value, end of period	$120,720	$112,761	$117,975	$115,090	$110,851

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$19,386	$19,520	$19,240	$18,752	$17,938
Premiums and deposits (2)	757	562	664	1,035	1,656
Withdrawals, surrenders and contract benefits	(1,033)	(775)	(513)	(657)	(587)
Net flows (3)	(276)	(213)	151	378	1,069
Interest credited	156	148	141	123	(228)
Other	4	(69)	(12)	(13)	(27)
Account value, end of period	$19,270	$19,386	$19,520	$19,240	$18,752

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,458	$4,139	$4,266	$4,266	$4,569

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.

Financial Supplement	9
Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Shield Level Annuities (1)	$1,823	$1,865	$1,615	$1,554	$1,389	$6,857	$5,848
GMWB	87	89	101	125	101	402	852
GMDB only	43	58	52	67	55	220	286
GMIB	6	6	5	7	9	24	49
Total variable and Shield Level annuity sales	$1,959	$2,018	$1,773	$1,753	$1,554	$7,503	$7,035

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$45	$58	$98	$122	$161	$323	$776
Fixed deferred annuities	708	502	565	909	1,493	2,684	3,668
Single premium immediate annuities	16	15	28	9	3	68	8
Other fixed and income annuities	12	7	9	6	—	34	1
Total fixed and income annuity sales	$781	$582	$700	$1,046	$1,657	$3,109	$4,453

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10
Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Premiums	$129	$124	$126	$131	$128	$510	$537
Universal life and investment-type product policy fees	73	57	63	72	66	265	219
Net investment income	103	115	119	100	90	437	442
Other revenues	9	3	4	1	7	17	15
Total adjusted revenues	$314	$299	$312	$304	$291	$1,229	$1,213

Adjusted expenses
Policyholder benefits and claims	$197	$302	$189	$206	$168	$894	$800
Interest credited to policyholder account balances	28	25	23	21	22	97	75
Amortization of DAC and VOBA	24	26	27	27	26	104	114
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	59	39	55	50	56	203	130
Total adjusted expenses	308	392	294	304	272	1,298	1,119
Adjusted earnings before provision for income tax	6	(93)	18	—	19	(69)	94
Provision for income tax expense (benefit)	2	(20)	3	(1)	2	(16)	16
Adjusted earnings	$4	$(73)	$15	$1	$17	$(53)	$78

Financial Supplement	11
Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Universal and variable universal life account value, beginning of period	$2,545	$2,559	$2,594	$2,658	$2,663
Premiums and deposits (1)	60	57	58	55	54
Withdrawals, surrenders and contract benefits	(39)	(60)	(36)	(95)	(33)
Net flows	21	(3)	22	(40)	21
Net transfers from (to) separate account	7	20	10	11	7
Interest credited	29	25	23	21	24
Policy charges and other	(52)	(56)	(90)	(56)	(57)
Universal and variable universal life account value, end of period	$2,550	$2,545	$2,559	$2,594	$2,658

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$5,403	$5,706	$5,483	$5,215	$4,912
Premiums and deposits	40	40	40	42	44
Withdrawals, surrenders and contract benefits	(59)	(66)	(68)	(55)	(43)
Net flows	(19)	(26)	(28)	(13)	1
Investment performance	601	(214)	312	341	364
Net transfers from (to) general account	(7)	(20)	(10)	(12)	(10)
Policy charges and other	(57)	(43)	(51)	(48)	(52)
Variable universal life account value, end of period	$5,921	$5,403	$5,706	$5,483	$5,215

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12
Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
LIFE SALES	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Total life sales	$29	$25	$25	$23	$22	$102	$80

	As of
LIFE INSURANCE IN-FORCE	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Whole Life
Life Insurance in-force, before reinsurance	$17,561	$17,704	$17,915	$18,063	$18,264
Life Insurance in-force, net of reinsurance	$2,962	$2,979	$3,017	$3,035	$3,069

Term Life
Life Insurance in-force, before reinsurance	$351,824	$354,489	$356,596	$358,592	$360,611
Life Insurance in-force, net of reinsurance	$285,366	$286,440	$286,928	$287,628	$288,522

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$44,087	$44,202	$45,039	$45,474	$46,000
Life Insurance in-force, net of reinsurance	$33,482	$33,373	$33,793	$34,008	$34,463

Financial Supplement	13
Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Premiums	$4	$2	$1	$—	$—	$7	$2
Universal life and investment-type product policy fees	118	105	124	119	116	466	508
Net investment income	271	300	316	254	247	1,141	1,166
Other revenues	9	6	7	7	8	29	29
Total adjusted revenues	$402	$413	$448	$380	$371	$1,643	$1,705

Adjusted expenses
Policyholder benefits and claims	$352	$183	$359	$408	$(44)	$1,302	$1,013
Interest credited to policyholder account balances	71	67	70	66	72	274	290
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	44	43	40	40	45	167	293
Total adjusted expenses	467	293	469	514	73	1,743	1,596
Adjusted earnings before provision for income tax	(65)	120	(21)	(134)	298	(100)	109
Provision for income tax expense (benefit)	(15)	25	(5)	(28)	62	(23)	22
Adjusted earnings	$(50)	$95	$(16)	$(106)	$236	$(77)	$87

Financial Supplement	14
Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Account value, beginning of period	$5,125	$5,188	$5,218	$5,307	$5,380
Premiums and deposits (1)	160	162	168	171	167
Withdrawals, surrenders and contract benefits	(24)	(18)	(22)	(44)	(32)
Net flows	136	144	146	127	135
Interest credited	43	44	43	44	46
Policy charges and other	(252)	(251)	(219)	(260)	(254)
Account value, end of period	$5,052	$5,125	$5,188	$5,218	$5,307

	As of
LIFE INSURANCE IN-FORCE	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$70,365	$70,803	$71,157	$71,652	$72,276
Life Insurance in-force, net of reinsurance	$34,606	$34,673	$34,808	$34,655	$35,980

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15
Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	163	160	151	149	132	623	340
Other revenues	6	2	4	(10)	—	2	—
Total adjusted revenues	$169	$162	$155	$139	$132	$625	$340

Adjusted expenses
Policyholder benefits and claims	$—	$—	$—	$—	$(1)	$—	$—
Interest credited to policyholder account balances	104	103	95	86	72	388	163
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	39	38	38	38	39	153	153
Other operating costs	24	12	17	10	(11)	63	92
Total adjusted expenses	167	153	150	134	99	604	408
Adjusted earnings before provision for income tax	2	9	5	5	33	21	(68)
Provision for income tax expense (benefit)	(2)	(4)	(1)	(9)	(92)	(16)	(126)
Adjusted earnings after provision for income tax	4	13	6	14	125	37	58
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	2	1	5	5
Less: Preferred stock dividends	25	26	25	26	26	102	104
Adjusted earnings	$(22)	$(15)	$(19)	$(14)	$98	$(70)	$(51)

Other Information

Financial Supplement	17

Change in Market Risk Benefits and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
CHANGE IN MARKET RISK BENEFITS	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Market risk benefits mark-to-market	$(852)	$886	$1,173	$(304)	$1,290	$903	$3,382
Market risk benefits fees, net of claims	182	193	148	112	195	635	773
Ceded reinsurance	7	(15)	(21)	(2)	(6)	(31)	(51)
Total change in market risk benefits	$(663)	$1,064	$1,300	$(194)	$1,479	$1,507	$4,104

	For the Three Months Ended					For the Year Ended
NET DERIVATIVE GAINS (LOSSES)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net derivative gains (losses):
Variable annuity hedges	$1,263	$(1,186)	$(73)	$365	$(274)	$369	$(1,551)
Shield embedded derivatives	(2,136)	773	(1,693)	(1,073)	(1,323)	(4,129)	2,679
ULSG hedges	246	(500)	(84)	141	(192)	(197)	(1,874)
Other hedges and embedded derivatives	(73)	48	16	(46)	(167)	(55)	83
Subtotal	(700)	(865)	(1,834)	(613)	(1,956)	(4,012)	(663)
Investment hedge adjustments	19	25	23	38	33	105	71
Total net derivative gains (losses)	$(681)	$(840)	$(1,811)	$(575)	$(1,923)	$(3,907)	$(592)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Actuarial items and other insurance adjustments	$—	$(51)	$—	$—	$(227)	$(51)	$(65)
Establishment costs	—	—	—	—	15	—	52
Prior year tax matters	—	—	—	—	(51)	—	(51)
Legal matters	12	—	—	—	—	12	—
Total notable items (1)	$12	$(51)	$—	$—	$(263)	$(39)	$(64)

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$(28)	$—	$—	$44	$(28)	$99
Life	—	71	—	—	—	71	35
Run-off	—	(94)	—	—	(271)	(94)	(199)
Corporate & Other	12	—	—	—	(36)	12	1
Total notable items (1)	$12	$(51)	$—	$—	$(263)	$(39)	$(64)

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Total Quarterly VA separate account gross returns	10.25%	(3.65)%	3.86%	5.80%	6.82%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	30.59%	29.91%	30.04%	29.05%	27.40%
Percent allocated to bond funds/other funds	8.99%	9.28%	8.88%	9.10%	8.82%
Percent allocated to target volatility funds	19.06%	19.23%	19.58%	20.08%	20.28%
Percent allocated to balanced funds	41.36%	41.58%	41.50%	41.77%	43.50%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	December 31, 2023		December 31, 2022
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$35,755	29.97%	$32,607	28.93%
Foreign corporate securities	11,665	9.78%	10,576	9.38%
U.S. government and agency securities	8,419	7.06%	8,016	7.11%
Residential mortgage-backed securities	7,430	6.23%	7,528	6.68%
Commercial mortgage-backed securities	6,410	5.37%	6,611	5.87%
Asset-backed securities	6,406	5.37%	5,359	4.75%
State and political subdivision securities	3,874	3.25%	3,799	3.37%
Foreign government securities	1,032	0.85%	1,081	0.96%
Total fixed maturity securities	80,991	67.88%	75,577	67.05%
Equity securities	102	0.09%	89	0.08%
Mortgage loans:
Commercial mortgage loans	13,193	11.06%	13,574	12.04%
Residential mortgage loans	5,007	4.20%	5,116	4.54%
Agricultural mortgage loans	4,445	3.73%	4,365	3.87%
Allowance for credit losses	(137)	(0.12)%	(119)	(0.10)%
Total mortgage loans, net	22,508	18.87%	22,936	20.35%
Policy loans	1,331	1.12%	1,282	1.14%
Limited partnerships and limited liability companies	4,946	4.14%	4,775	4.24%
Cash, cash equivalents and short-term investments	5,020	4.21%	5,196	4.61%
Other invested assets:
Derivatives:
Interest rate	245	0.20%	304	0.27%
Equity market	2,993	2.51%	1,217	1.08%
Foreign currency exchange rate	449	0.38%	745	0.66%
Credit	27	0.02%	18	0.02%
Total derivatives	3,714	3.11%	2,284	2.03%
ICOLI	340	0.28%	250	0.22%
FHLB common stock	245	0.21%	201	0.18%
Other	110	0.09%	117	0.10%
Total other invested assets	4,409	3.69%	2,852	2.53%
Total investments and cash and cash equivalents	$119,307	100.00%	$112,707	100.00%

	For the Three Months Ended
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Net investment income yield (1)	4.16%	4.20%	4.21%	3.81%	3.79%

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Year Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY December 31, 2023 (2)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	PRELIMINARY December 31, 2023 (2)	December 31, 2022
Total revenues (Line 9)	$6,100	$4,571	$2,325	$2,397	$2,120	$15,393	$18,455
Total benefits and expenses before dividends to policyholders (Line 28)	$8,300	$3,474	$2,872	$2,654	$1,542	$17,300	$17,246

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$(2,200)	$1,096	$(536)	$(264)	$673	$(1,904)	$1,272
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	400	(233)	34	(858)	(394)	(657)	32
Net income (loss) (Line 35)	$(1,800)	$863	$(502)	$(1,122)	$279	$(2,561)	$1,304

						For the Year Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY December 31, 2023 (2)	December 31, 2022
						(In billions)
Statutory net gain (loss) from operations, pre-tax (5)						$(2.0)	$1.0
Add: net realized capital gains (losses)						(1.1)	0.4
Add: change in total asset requirement at CTE98, net of the change in VA reserves (5)						2.5	0.7
Add: unrealized gains (losses) on VA & Shield hedging program and other equity risk management strategies						1.2	(1.6)
Add: impact of actuarial items and other insurance adjustments (5)						(0.8)	0.4
Add: other adjustments, net						—	0.1
Normalized statutory earnings (loss)						$(0.2)	$1.0

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and year ended December 31, 2023.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.
(5) As a result of implementing a new statutory requirement as of December 31, 2023 under which all future hedges must be reflected in reserves and required capital, CTE70 increased $870 million and total asset requirement at CTE98 decreased $1.14 billion for the year ended December 31, 2023. The $1.14 billion impact to CTE98 is reflected in ‘impact of actuarial and other insurance adjustments’ to normalize the effect of implementing this new statutory requirement.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY December 31, 2023 (2)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Total assets (Line 28)	$201,300	$188,472	$193,052	$191,801	$188,585
Total liabilities (Line 28)	$196,500	$182,758	$186,976	$185,143	$182,044
Total capital and surplus (Line 38)	$4,800	$5,714	$6,076	$6,658	$6,541

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$6,300	$7,251	$7,616	$8,153	$8,052
Combined risk-based capital ratio (4)	~ 420%	400%-420%	430%-450%	460%-480%	441%

DIVIDENDS PAID TO HOLDING COMPANY (1), (3)
Total dividends paid	$350	$—	$—	$—	$38

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of December 31, 2023.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; material differences between actual outcomes and the sensitivities calculated under certain scenarios that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the risks associated with climate change; the adverse impact of public health crises, extreme mortality events or similar occurrences on our business and the economy in general; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, military actions or catastrophic events, on our profitability measures as well as our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the financial risks that our investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control; the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers or increase our tax liability; the effectiveness of our policies, procedures and processes in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2022, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflect adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses); and

•Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following are significant items excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Change in market risk benefits; and

•Change in fair value of the crediting rate on experience-rated contracts (“Market Value Adjustments”).

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents GAAP net investment income plus Investment Hedge Adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE70

CTE70 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst thirty percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company

Holding company means, collectively, Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, and (iii) unrealized gains (losses) associated with our variable annuities and Shield hedging programs and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
ICOLI	Insurance company-owned life insurance
LDTI	Targeted Improvements to the Accounting for Long-Duration Contracts
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended					For the Year Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS (1)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net income (loss) available to shareholders	$(942)	$453	$(200)	$(525)	$110	$(1,214)	$3,775
Less: Net investment gains (losses)	(33)	(53)	(64)	(96)	(69)	(246)	(248)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(700)	(865)	(1,834)	(613)	(1,956)	(4,012)	(663)
Less: Change in market risk benefits	(663)	1,064	1,300	(194)	1,479	1,507	4,104
Less: Market value adjustments	(21)	15	2	(8)	(3)	(12)	87
Less: Provision for income tax (expense) benefit on reconciling adjustments	298	(34)	125	191	114	580	(689)
Adjusted earnings	177	326	271	195	545	969	1,184
Less: Notable items	(12)	51	—	—	263	39	64
Adjusted earnings, less notable items	$189	$275	$271	$195	$282	$930	$1,120

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$(14.70)	$6.89	$(3.01)	$(7.72)	$1.59	$(18.39)	$51.30
Less: Net investment gains (losses)	(0.51)	(0.81)	(0.96)	(1.41)	(0.99)	(3.73)	(3.37)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(10.92)	(13.16)	(27.49)	(9.03)	(28.04)	(60.78)	(9.01)
Less: Change in market risk benefits	(10.34)	16.18	19.48	(2.86)	21.20	22.83	55.78
Less: Market value adjustments	(0.33)	0.23	0.03	(0.12)	(0.04)	(0.18)	1.18
Less: Provision for income tax (expense) benefit on reconciling adjustments	4.65	(0.52)	1.87	2.81	1.63	8.79	(9.36)
Less: Impact of inclusion of dilutive shares	0.03	—	0.01	0.02	—	0.10	—
Adjusted earnings per common share	2.73	4.97	4.04	2.86	7.81	14.58	16.09
Less: Notable items	(0.19)	0.78	—	—	3.77	0.59	0.87
Adjusted earnings, less notable items per common share	$2.92	$4.18	$4.04	$2.86	$4.04	$13.99	$15.22

(1) Certain definitions have been updated due to the adoption of LDTI. See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS (1)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Net income (loss) available to shareholders	$(1,214)	$(162)	$(227)	$1,692	$3,775
Less: Net investment gains (losses)	(246)	(282)	(274)	(276)	(248)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(4,012)	(5,268)	(5,018)	(1,216)	(663)
Less: Change in market risk benefits	1,507	3,649	3,569	2,331	4,104
Less: Market value adjustments	(12)	6	11	41	87
Less: Provision for income tax (expense) benefit on reconciling adjustments	580	396	359	(187)	(689)
Adjusted earnings	$969	$1,337	$1,126	$999	$1,184
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI (1)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Brighthouse Financial, Inc.’s stockholders’ equity	$5,041	$4,973	$5,595	$6,058	$6,584
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity	3,342	3,274	3,896	4,359	4,885
Less: AOCI	(5,927)	(6,281)	(5,693)	(5,025)	(3,958)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$9,269	$9,555	$9,589	$9,384	$8,843
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY, EXCLUDING AOCI (1)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Return on common equity	(36.3)%	(4.9)%	(5.8)%	38.8%	77.3%
Return on AOCI	20.5%	2.6%	4.0%	(33.7)%	(95.4)%
Return on common equity, excluding AOCI	(13.1)%	(1.7)%	(2.4)%	18.0%	42.7%
Less: Return on net investment gains (losses)	(2.7)%	(3.0)%	(2.9)%	(2.9)%	(2.8)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(43.3)%	(55.1)%	(52.3)%	(13.0)%	(7.5)%
Less: Return on change in market risk benefits	16.3%	38.2%	37.2%	24.8%	46.4%
Less: Return on market value adjustments	(0.1)%	0.1%	0.1%	0.5%	1.0%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	6.2%	4.1%	3.8%	(2.0)%	(7.8)%
Adjusted return on common equity, excluding AOCI	10.5%	14.0%	11.7%	10.6%	13.4%

(1) Simplified averaging was applied to all periods presented for 2022.

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Total revenues	$1,400	$1,170	$263	$1,284	$(127)	$4,117	$6,873
Less: Net investment gains (losses)	(33)	(53)	(64)	(96)	(69)	(246)	(248)
Less: Net derivative gains (losses)	(681)	(840)	(1,811)	(575)	(1,923)	(3,907)	(592)
Less: Investment hedge adjustments	(19)	(25)	(23)	(38)	(33)	(105)	(71)
Total adjusted revenues	$2,133	$2,088	$2,161	$1,993	$1,898	$8,375	$7,784

Total expenses	$2,574	$580	$500	$1,937	$(167)	$5,591	$2,141
Less: Change in market risk benefits	663	(1,064)	(1,300)	194	(1,479)	(1,507)	(4,104)
Less: Market value adjustments	21	(15)	(2)	8	3	12	(87)
Total adjusted expenses	$1,890	$1,659	$1,802	$1,735	$1,309	$7,086	$6,332

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Year Ended
NET INVESTMENT GAINS (LOSSES)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Investment portfolio gains (losses)	$(34)	$(46)	$(47)	$(72)	$(47)	$(199)	$(221)
Investment portfolio credit loss (provision) release and (writedowns)	1	(7)	(17)	(24)	(22)	(47)	(27)
Net investment gains (losses)	$(33)	$(53)	$(64)	$(96)	$(69)	$(246)	$(248)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD (1)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Investment income yield	4.29%	4.34%	4.35%	3.96%	3.94%
Investment fees and expenses	(0.13)%	(0.14)%	(0.14)%	(0.15)%	(0.15)%
Net investment income yield	4.16%	4.20%	4.21%	3.81%	3.79%

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.